Tax Managed Equity Fund
SunAmerica Strategic Investment Series, Inc.

Supplement to the Prospectus dated March 1, 1999


     The fourth paragraph under the sub-heading "Class B" on Page
11 of the Prospectus should be replaced in its entirety with the following:

               A    Automatic conversion to Class A shares
          approximately one year after such time that no CDSC would be payable upon redemption, as described below, thus reducing future annual expenses.

     Under the section titled "Sales Charge Reductions and Waivers" on Page 12 of the Prospectus, the following is added to the sentence "We will generally waive the CDSC for Class B or Class II shares in the following cases:

               A     participants in "Net Asset Value Transfer Program"






Dated: April 15, 1999